Principal Funds, Inc.

Supplement dated August 24, 2015
to the Statement of Additional Information dated March 1, 2015 as amended and restated May 18, 2015 and August 24, 2015

This supplement updates information contained in the Statement of Additional Information. Please retain this supplement for future reference.

On or about December 31, 2015, revise the Statement of Additional Information as described below.

PORTFOLIO MANAGER DISCLOSURE

In the Advisor: Principal Management Corporation section, delete the row identifying the Funds for which James W. Fennessey serves as Portfolio Manager in the Other Accounts Managed table and replace with the following:

Other Accounts Managed
Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
James W. Fennessey: LargeCap Growth I; LargeCap Growth II; LargeCap Value III; MidCap Growth III; MidCap Value I; MidCap Value III; Overseas; Principal LifeTime Strategic Income, 2010, 2015, 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055 and 2060; Principal LifeTime Hybrid Income, 2015, 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055 and 2060; SmallCap Growth I; and SmallCap Value II Funds

In the Ownership of Securities Table, delete the reference to James W. Fennessey and Global Diversified Income.